Exhibit 99.1

brightcove

Investor Relations Presentation

March 2017

Safe Harbor Statement

These slides and the accompanying oral presentation contain certain “forward-looking statements” within the meaning of the Private

Securities Litigation Reform Act of 1995, including statements related to our predictions about industry and market trends, our position to execute on our growth strategy, and our ability to expand our leadership position and market opportunity. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: our history of losses; our limited operating history; expectations regarding the widespread adoption of customer demand for our products; our ability to expand the sales of our products to customers located outside the U.S.; keeping up with the rapid technological change required to remain competitive in our industry; our ability to retain existing customers; our ability to manage our growth effectively and successfully recruit additional highly-qualified personnel; foreign currency fluctuations; and the price volatility of our common stock; and other risks set forth under the caption “Risk Factors” in our most recently filed Annual Report on Form 10-K. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

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Brightcove at a Glance

2,007    premium customers ~4,600 total customers

~5 Years customer life $150.3M 2016 revenue ~23% 2010-16 revenue CAGR

PRODUCTS

$5.7M 2016 EBITDA

490 employees

2.7bn monthly video streams

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The Case for Brightcove: Investment Highlights

STRONG SECULAR INDUSTRY DRIVERS…


RADICALLY SHIFTING VIDEO CONSUMPTION
AVOD ADOPTION + AD BLOCKERS RISING
EXPLOSION OF DEVICES
DIGITAL MARKETING TRANSFORMATION
REVOLUTIONARY VIDEO BUSINESS MODELS
MULTI-BILLION DOLLAR , GROWING MARKET OPPORTUNITY

… WITH BRIGHTCOVE UNIQUELY POSITIONED TO CAPITALIZE

- ***Leadership position*** *in delivering and monetizing video content*
- *Created category and* ***~2X larger than independent competitors***
- *Strong, long-standing relationships with* ***marquee customers*** *globally*
- *Accelerating* ***engineering velocity*** *and innovation*
- ***World class*** *team*

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Large Opportunities in Media and Digital Marketing…

KEY INDUSTRY DEVELOPMENTS

MEDIA

Media sector undergoing fundamental transformation

Increasing video traffic on the Internet

Transition from broadcast to OTT

Accelerating consumer choice and device fragmentation

DIGITAL MARKETING/ENTERPRISE

Rise of digital/content marketing, automation and the consolidation of the “Marketing Cloud”

CMO and marketing teams control a larger percentage of tech spend

Analytics, web customer experience, email marketing and social marketing represent the key pillars to date

Brightcove is Uniquely Positioned to Benefit From Compelling Industry Developments

? Leading market position and innovative technology platform ? Unmatched blue chip customer base ? Highly differentiated product and service offering ? Clear opportunity to further add scale

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Marquee Customers

MEDIA

DIGITAL MARKETING/ENTERPRISE

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Deep technology and industry expertise

Market-leading Best-of-breed    Market’s fastest and Turnkey OTT

Optimizing cloud-encoding ad-insertion lightest video player Service Social Connections

(acq. 2012)

Easily create Integrate video with Optimized video Optimizing Social Connections

Impact of a Modular Product Strategy and Targeted Go-To-Market is Being Realized

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Our Video Platform – most flexible and comprehensive in the industry

AD-SUPPORTED MULTI-SCREEN MARKETING TVE / AUTHENTICATED OTT SOCIAL SOLUTIONS VOD AND LIVE DELIVERY AUTOMATION VIEWING EXPERIENCES DISTRIBUTION

PRODUCTS

PARTNER Brightcove Global INTEGRATIONS Services

CLOUD SERVICES

Live & VOD DRM & CMS Media & Player User Native

Advertising Analytics Video Portal Creation Transcoding Encryption Metadata Experiences Management Mobile SDKs

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Media Business

Video Is Rapidly Evolving

(1)(1) Cisco Visual Networking Index: Forecast and Methodology, 2010–2015

10 | ©2017 Brightcove Inc. (2)(2) IDC; Wall Street Research

Brightcove Media Manifesto

Dramatically improve the user experience broadcasters and publishers can deliver to their viewers

Increase the revenue potential from online video businesses up to 50%

Reduce the total cost of operations and delivery of online video up to 50%

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Transforming One of the World’s Most Prestigious

Publishers into a Digital Media Powerhouse

Create best-of-breed standalone digital “channels” for its leading brands (Sports Illustrated, Fortune, People, etc.)

SI Now, a new Sports Illustrated daily live web show (desktop).

Incredible results: > 1 billion video views in the past year and 78% growth in monthly unique visits YOY.

Daily Cut, a centralized web destination for aggregating the best video content across the company’s brands.

The app lives on the web, iOS/Android phones, and connected TVs via consoles like Amazon Fire TV and Roku.

Brightcove-supported videos helped Time Inc. reach a digital subscriber base of 107 million unique viewers per month, surpassing its traditional print audience of 102 million subscribers.

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Marketing & Enterprise Business

Why We Win in the Marketing/Enterprise Segment

Brightcove’s Video Marketing Suite Goes Far Beyond the Basics Offered by

Competitive Systems to Help Marketers Succeed with Video

Leverages the functionality, performance, scalability, platform integrations of Brightcove Media technology investments

Extended by easy-to-use marketing-specific applications designed by marketers for marketers

Brightcove Gallery: Fastest, easiest delivery of beautiful, customized video portals for live and on-demand

Brightcove Audience: 1-click integration with Marketing Automation systems to drive business impact

Social media integrations: YouTube, Twitter, Facebook…

World-class customer care

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Customized video portals, live events and microsites.

Allows you to easily create beautiful video portals with best practices for SEO, responsive design and social sharing in minutes.

Responsive across desktop, mobile, and tablet

Optimized for search and social

Page level calls-to-action

Publicly accessible or password/IP restricted

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External Marketing World-wide

Global platform to distribute digital marketing video content to drive awareness and engagement with prospective buyers

Broad external marketing

Awareness: brand marketing

http://www.ford.com/cars/fusion/gallery/videos-and-demos

Conversion: product marketing

http://www.ford.com/trucks/f150/2014/features

Owner Loyalty: vehicle features & how-tos

http://owner.ford.com/how-tos/video/how-to-and-info-videos.html?make=Ford&model=Escape&year=2013

Products Used: Video Cloud, custom player based on HTML5

Brightcove Player

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Financial Highlights

CONSISTENT REVENUE GROWTH

HIGH REVENUE VISIBILITY & PREDICTABILITY

HIGH RENEWAL RATE

GLOBAL DIVERSE REVENUE BASE

SCALABLE BUSINESS MODEL

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Revenue Growth

Annual Revenue Growth

150.3M

+ 12%

$64M

$44M

2010 2011 2012 2013 2014 2015 2016

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High-level Revenue Visibility

REVENUE PER PREMIUM CUSTOMER

Average annual subscription revenue from a premium customer

Premium Customers

69K 66K

60K 54K

50K 51K 48K

2010 2011 2012 2013 2014 2015 2016

RECURRING DOLLAR RETENTION RATE

% Renewal of Existing Subscription Revenue

Premium Customers

94% 94% 95% 96% 93% 93% 88%

2010 2011 2012 2013 2014 2015 2016

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Strong Balance Sheet

($ in millions) Dec 31, 2015 Dec 31, 2016

Cash and Cash Equivalents $27.6 $36.8

Total Assets $127.7 $136.4

Deferred Revenue $29.9 $34.7

Total Debt $0.0 $0.3

Total Liabilities $49.5 $58.3

Total Stockholders’ Equity $78.1 $78.2

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Recent updates

Recent updates

From time to time, our Board of Directors, together with our management team and with the assistance of our advisors, reviews and considers various strategic and other opportunities available to the Company to enhance stockholder value. These reviews have included discussions as to whether the continued execution of the Company’s strategy as a standalone company (including possible operational and capital structure changes) or the possible sale of the Company to, or combination of the Company with, a third party offered the best avenue to enhance stockholder value, and the potential benefits and risks of any such course of action.

In September, 2015 our Board of Directors formed a committee (the “Strategic Review Committee”) of independent directors to assist with a review of the Company’s strategic alternatives, and Chet Kapoor was appointed a member of the Strategic Review

Committee. The Strategic Review Committee selected two nationally recognized investment banks to assist with the review of strategic alternatives. During this process the Strategic Review Committee had discussions with numerous potential buyers considering various strategic and other opportunities available to the Company to enhance stockholder value. After a thorough review of various strategic and other opportunities available to the Company in the summer of 2016, the Strategic Review Committee concluded its activities.

Since that time, the Company has continued to actively consider all strategic opportunities to enhance stockholder value, including discussions of various transactions with financial sponsors. The Company is focused on executing its strategic plan to generate more revenue growth and believes this is a way to maximize stockholder value.

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Recent updates

Following the Company’s 2016 annual meeting of stockholders, our Nominating and Corporate Governance Committee of our Board of Directors (the “Nominating Committee”), of which Chet Kapoor was a member, unanimously agreed to identify two new potential Board candidates, one with experience in digital marketing and another with experience in video technology and software development

Throughout 2016 and 2017, the Nominating Committee focused on identifying new Board members who possessed these skills and with whom they have personal and professional experience. As part of this process, the Nominating Committee identified Diane Hessan as a potential candidate because of her extensive experience in digital marketing.

During February 2017, the Nominating Committee continued its work to identify potential new director candidates, including considering candidates proposed by Tenzing Global. In this search, the Nominating

Committee continued to follow the Company’s longstanding approach of reviewing the skill set of existing directors, identifying future Company needs, and identifying the qualifications and skill set that new board members would bring to the Board.

The Nominating Committee conducted interviews with several potential director candidates, including Ms. Hessan and the Tenzing candidates, and spoke to references for these candidates. Unlike Ms. Hessan, neither of the Tenzing candidates had experience in either digital marketing or video technology software development or any of the industries in which the Company operates.

Given Ms. Hessan’s decades of experience in digital marketing and understanding of the markets in which the Company operates, our Board of Directors determined that she possessed the skill set sought by the Company and would provide valuable insight as the Company focused on creating value for stockholders.

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VIDEO MOVES US

Brightcove offers the most powerful cloud-based video

Solutions for driving awareness, engagement, and revenue.